SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) March 15, 1999
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                                 Microtest Inc.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                     0-20666                    86-0485884
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(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)


 4747 N. 22nd Street, Phoenix, Arizona                              85016
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(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code (602) 952-6400
                                                         ----------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     In March, 1999, a purported class action lawsuit was filed against Microtest, Inc. and certain former officers in the United States District Court for the District of Arizona. The suit claims that Microtest violated Section 10(b) of the Securities Exchange Act of 1934 by making public misrepresentations or failing to disclose material facts regarding its financial results. The suit was filed as a class action on behalf of all purchasers of Microtest stock between April 14, 1998 and March 2, 1999.

     Microtest intends to vigorously defend the suit.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MICROTEST, INC.


Date: March 15, 1999            By /s/  Vincent Hren
                                   --------------------------------------------
                                   Name:  Vincent Hren
                                   Title: President and Chief Executive Officer


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